UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

OCATA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 756-1212

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Merger Agreement

On November 10, 2015, Ocata Therapeutics, Inc. (the “Company” or “Ocata”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Astellas Pharma Inc. (“Astellas”) and Laurel Acquisition Inc., an indirect wholly owned subsidiary of Astellas (“Merger Sub”), pursuant to which Merger Sub will, on the terms and subject to the conditions set forth therein, conduct a tender offer for all of the Company’s shares of common stock (the “Shares”) and then merge with and into the Company.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Merger Sub will commence a tender offer (the “Offer”) no later than November 25, 2015 to acquire all outstanding shares of common stock of the Company at a purchase price of $8.50 per Share (the “Offer Price”), net to the seller in cash, without interest, less any required withholding taxes. The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, following completion of the Offer, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Astellas (the “Merger”). The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger. In the Merger, each outstanding Share (other than shares of Company common stock held by the Company, Astellas or Merger Sub or held by stockholders who are entitled to demand, and who properly demand, appraisal rights under Delaware law) will be converted into the right to receive cash in an amount equal to the Offer Price, subject to any required withholding of taxes and without interest.

The Offer is subject to customary conditions, including, among other things, (i) the absence of a termination of the Merger Agreement in accordance with its terms, (ii) that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, together with any Shares then owned by Astellas or its subsidiaries, shall equal at least a majority of the outstanding Shares on a fully diluted basis, (iii) that any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, shall have expired or otherwise been terminated, (iv) that no event, condition, change, occurrence or development of a state of facts that has had or would have a material adverse effect shall have occurred and (v) no governmental authority shall have enacted any law or order which makes the Offer or the Merger illegal or otherwise prohibits the consummation of the Offer or the Merger, and that there shall be no lawsuit or proceeding pending or threatened in writing seeking to prohibit the consummation of the Offer or the Merger. The Offer also is subject to other customary conditions for a transaction of this nature.

The Merger is subject to the following closing conditions: (i) Merger Sub having accepted for payment all Shares validly tendered and not withdrawn in the Offer and (ii) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger.

The board of directors of the Company (the “Board”)  has unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, in accordance with the requirements of Delaware law, and (iii) resolved to recommend that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub in the Offer. The board of directors of Astellas has also approved the Offer and the Merger.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions to allow the Company’s board of directors to exercise its fiduciary duties.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Astellas a termination fee of $11.8 million.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Astellas, Merger Sub or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Astellas, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Astellas. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Astellas and their respective subsidiaries that the respective companies or affiliates include in reports, statements and other filings they make with the SEC.

Support Agreement

Concurrent with the execution and delivery of the Merger Agreement on November 10, 2015, each director and executive officers of the Company entered into a support agreement (the “Support Agreement”) with Parent and Merger Sub, pursuant to which each such director and executive officer agreed, among other things, to tender his or her Shares pursuant to the Offer.  Shares held by these directors and officers that are eligible to be tendered into the Offer represent, in the aggregate, approximately 1.7% of Shares outstanding on the date of the Merger Agreement. Subject to the terms and conditions of the Support Agreement, such stockholders agreed, among other things, to tender their Shares in the Offer no later than ten business days following the commencement of the Offer and, if required, to vote their Shares in favor of adoption of the Merger Agreement. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Indemnification Agreements

On November 9, 2015, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”).  The Indemnification Agreements require, among other matters, that the Company indemnify its directors and executive officers to the fullest extent permitted by law and advance to the directors and executive officers certain expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.  The indemnification and advancement of expenses provided by these Indemnification Agreements are not deemed exclusive of any other rights that the directors or executive officers may have under the Company’s certificate of incorporation, by-laws or applicable law.  The foregoing summary is qualified in its entirety by reference to the form of the Indemnification Agreements, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Warrant Amendments

On November 9, 2015, the Company entered into a warrant amendment agreement with certain Company warrantholders (the “Warrant Amendment”) in order to provide that upon a change in control of the Company, the underlying warrants (collectively, the “Warrants”) may be purchased by the Company for cash in an amount equal to a Black Scholes value (as determined in accordance with the terms thereof) plus additional cash consideration. The Warrants were originally issued by the Company in an underwritten offering pursuant to an Underwriting Agreement dated June 22, 2015. No other terms of the Warrants were amended. The foregoing description of the terms of the Warrant Amendment is qualified in its entirety by reference thereto. The form of Warrant Amendment is filed as Exhibit 10.2 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 9, 2015, the Board approved an amendment to the Company’s by-laws to explicitly provide that the Court of Chancery of the State of Delaware (or, in case such court does not have jurisdiction, the Federal District Court for the District of Delaware or other competent state court of the State of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the certificate of incorporation or by-laws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.  This amendment was effective upon adoption by the Board.  The full text of the amendment is filed as Exhibit 3.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 7.01  Regulation FD Disclosure.

On November 10, 2015, Astellas and the Company issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is furnished as Exhibit 99.2 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Important Information

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of the Company, nor is it a substitute for the tender offer materials that Astellas and its acquisition subsidiary will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Astellas will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer.  THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY OCATA’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be mailed to Ocata’s stockholders free of charge.  A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Ocata by contacting Ocata at info@ocata.com or by phone at (508) 756-1212. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

OCATA’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Forward Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the expected timetable for completing the transaction and Ocata’s beliefs and expectations and statements about Astellas’ proposed acquisition of Ocata, including the timing of and closing conditions to the acquisition, and the potential effects of the acquisition on both Astellas and Ocata are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words.  Forward-looking statements include statements that may relate to

Astellas’ or Ocata’s plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.  These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to Ocata, see the discussion of risks and uncertainties in Ocata’s annual report on Form 10-K for the fiscal year ended December 31, 2014, its most recent Quarterly Report on Form 10-Q, and other SEC filings.  The forward-looking statements contained in this news release are made as of the date hereof, and Ocata undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated November 10, 2015 by and among Ocata Therapeutics, Inc., Astellas Pharma Inc. and Laurel Acquisition Inc.

3.1	Amendment to By-Laws of Ocata Therapeutics, Inc. dated November 9, 2015

10.1	Form of Indemnification Agreement

10.2	Form of Common Stock Purchase Warrant Amendment

99.1	Form of Support Agreement

99.2**	Joint Press Release of Ocata Therapeutics, Inc. and Astellas Pharma Inc., dated November 10, 2015

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2015

Ocata Therapeutics, Inc.

	By:	/s/ Edward Myles
Edward Myles
Chief Financial Officer and Chief
Operating Officer